Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes

Note 14: Income Taxes

	Years ended December 31,
	2015	2014	2013
	(In thousands)
Income (loss) from continuing operations before taxes:
United States operations	$(6,924)	$14,042	$31,678
Foreign operations	46,864	67,504	95,371

Income from continuing operations before taxes	$39,940	$81,546	$127,049

Income tax expense (benefit):
Currently payable
United States federal	$—	$6,701	$(4,493)
United States state and local	1,789	1,617	(26)
Foreign	17,317	16,592	21,377

	19,106	24,910	16,858
Deferred
United States federal	(23,709)	(9,662)	3,575
United States state and local	(2,257)	(746)	1,593
Foreign	(19,708)	(7,388)	289

	(45,674)	(17,796)	5,457

Income tax expense (benefit)	$(26,568)	$7,114	$22,315

In addition to the above income tax expense (benefit) associated with continuing operations, we also recorded income tax expense (benefit) associated with discontinued operations of $0.2 million, ($0.9 million), and $1.4 million in 2015, 2014, and 2013, respectively.

	Years Ended December 31,
	2015	2014	2013
Effective income tax rate reconciliation from continuing operations:
United States federal statutory rate	35.0%	35.0%	35.0%
State and local income taxes	(2.6%)	0.8%	1.5%
Impact of change in tax contingencies	(4.2%)	(7.1%)	3.8%
Foreign income tax rate differences	(8.4%)	(17.6%)	(12.1%)
Impact of change in deferred tax asset valuation allowance	(28.6%)	4.7%	(0.6%)
Domestic permanent differences & tax credits	(57.7%)	(7.1%)	(10.0%)

	(66.5%)	8.7%	17.6%

In 2015, the most significant difference between the U.S. federal statutory tax rate and our effective tax rate was the impact of domestic permanent differences and tax credits. We recognized a total income tax benefit from domestic permanent differences and tax credits of $23.0 million in 2015. Approximately $18.0 million of that benefit stems from being able to recognize a significant balance of foreign tax credits related to one of our foreign jurisdictions as a result of implementing a tax planning strategy, net of the U.S. income tax consequences. We were also able to recognize other foreign tax credits and research and development tax credits in 2015, which represented the remaining $5.0 million of tax benefit from domestic permanent differences and tax credits.

An additional significant factor impacting the income tax benefit for 2015 was the reduction of a deferred tax valuation allowance related to certain net operating loss carryforwards in one of our foreign jurisdictions. Based on implemented tax planning strategies, the net operating loss carryforwards have become fully realizable, and we realized a net tax benefit of $11.4 million related to changes in the valuation allowance.

In 2015, 2014, and 2013, a significant difference between the U.S. federal statutory tax rate and our effective tax rate was the impact of foreign tax rate differences. The statutory tax rates associated with our foreign earnings are generally lower than the statutory U.S. tax rate of 35%. The foreign tax rate differences are most significant in Germany, Canada, and the Netherlands, which have statutory tax rates of approximately 28%, 26%, and 25%, respectively. Foreign tax rate differences resulted in an income tax benefit of $3.4 million, $14.4 million, and $15.4 million in 2015, 2014, and 2013, respectively. Additionally, in 2015 and 2014, our income tax expense was reduced by $2.5 million and $2.0 million, respectively, due to a tax holiday for our operations in St. Kitts. The tax holiday in St. Kitts is scheduled to expire in 2022.

	December 31,
	2015	2014
	(In thousands)
Components of deferred income tax balances:
Deferred income tax liabilities:
Plant, equipment, and intangibles	$(203,736)	$(90,413)
Deferred income tax assets:
Postretirement, pensions, and stock compensation	32,831	34,656
Reserves and accruals	44,345	44,809
Net operating loss and tax credit carryforwards	231,892	217,902
Valuation allowances	(117,071)	(157,317)

	191,997	140,050

Net deferred income tax asset (liability)	$(11,739)	$49,637

The increase in deferred income tax liabilities during 2015 is primarily due to the acquisition of Tripwire; see further discussion in Note 3. The decrease in our deferred tax valuation allowance is primarily due to certain net operating loss carryforwards becoming fully realizable, as discussed above, as well as the impact of foreign currency translation. The deferred tax valuation allowance also decreased due to a reduction in both the estimated amount of acquired deferred tax assets and the related valuation allowance for our 2014 acquisition of Grass Valley.

As of December 31, 2015, we had $606.6 million of net operating loss carryforwards and $85.9 million of tax credit carryforwards. Unless otherwise utilized, net operating loss carryforwards will expire upon the filing of the tax returns for the following respective years: $24.4 million in 2015, $27.1 million in 2016, $17.0 million in 2017, $27.6 million between 2018 and 2020, and $169.9 million between 2021 and 2035. Net operating losses with an indefinite carryforward period total $340.6 million. Of the $606.6 million in net operating loss carryforwards, we have determined, based on the weight of all available evidence, both positive and negative, that we will utilize $206.8 million of these net operating loss carryforwards within their respective expiration periods.

Unless otherwise utilized, tax credit carryforwards of $85.9 million will expire as follows: $27.7 million between 2018 and 2020, and $51.8 million between 2021 and 2035. Tax credit carryforwards with an indefinite carryforward period total $6.4 million. We have determined, based on the weight of all available evidence, both positive and negative, that we will utilize $83.6 million of these tax credit carryforwards within their respective expiration periods.

The following tables summarize our net operating loss carryforwards and tax credit carryforwards as of December 31, 2015 by jurisdiction:

Net Operating Loss Carryforwards
(In thousands)
France	$244,105
United States - various states	202,985
Germany	63,576
Netherlands	24,583
Japan	24,412
Australia	13,027
Other	33,913

Total	$606,601

Tax Credit Carryforwards
(In thousands)
United States	$68,189
Canada	17,679

Total	$85,868

It is our practice and intention to reinvest the earnings of our non-U.S. subsidiaries in those operations. As a result, as of December 31, 2015, we have not made a provision for U.S. or additional foreign withholding taxes on approximately $611.1 million of the undistributed earnings of foreign subsidiaries that are considered permanent in duration. Generally, such amounts become subject to U.S. taxation upon the remittance of dividends and under certain other circumstances. It is not practical to estimate the amount of the deferred tax liability related to investments in these foreign subsidiaries that would be payable if we were not indefinitely reinvested.

In 2015, we recognized a net $2.8 million decrease to reserves for uncertain tax positions. A reconciliation of the beginning and ending amounts of unrecognized tax benefits is as follows:

	2015	2014
	(In thousands)
Balance at beginning of year	$10,057	$18,639
Additions based on tax positions related to the current year	544	663
Additions for tax positions of prior years	638	73
Reductions for tax positions of prior years - Settlement	(3,765)	(7,907)
Reduction for tax positions of prior years - Statute of limitations	(181)	(1,411)

Balance at end of year	$7,293	$10,057

The majority of the reductions for tax positions of prior years relates to the settlement of income tax audits in both domestic and foreign jurisdictions. The balance of $7.3 million at December 31, 2015, reflects tax positions that, if recognized, would impact our effective tax rate.

As of December 31, 2015, we believe it is reasonably possible that $2.7 million of unrecognized tax benefits will change within the next twelve months primarily attributable to the expected completion of tax audits in foreign jurisdictions.

Our practice is to recognize interest and penalties related to uncertain tax positions in interest expense and operating expenses, respectively. During 2015, we did not recognize any interest expense related to uncertain tax positions. During 2014 and 2013, we recognized approximately ($1.1) million and $1.7 million, respectively, in interest expense (reduction of interest expense). We have approximately $1.4 million and $1.7 million accrued for the payment of interest and penalties as of December 31, 2015 and 2014, respectively.

Our federal, state, and foreign income tax returns for the tax years 2010 and later remain subject to examination by the Internal Revenue Service and by various state and foreign tax authorities.